Exhibit 99.1
Semrush Files Registration Statement for Proposed Public Offering
November 16, 2021
BOSTON--(BUSINESS WIRE)--Semrush Holdings, Inc. (NYSE: SEMR) (“Semrush”), a leading online visibility management Software-as-a-Service (“SaaS”) platform, announced today that it has publicly filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) relating to a proposed public offering of 5,500,000 shares of its Class A common stock, consisting of 2,500,000 shares to be issued and sold by Semrush and 3,000,000 shares to be sold by certain existing stockholders of Semrush. Semrush is also expected to grant the underwriters a 30-day option to purchase up to an additional 825,000 shares of Class A common stock. The offering is subject to market conditions and there can be no assurance as to whether or when the offering may be completed or as to the actual size or terms of the offering.
Semrush intends to use the net proceeds from the sale of its shares in the offering to invest further in its sales and marketing activities, to fund its research and development efforts, to pay anticipated general and administrative expenses, and to fund its growth strategies. Semrush will not receive any proceeds from the sale of shares by the selling stockholders.
Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and KeyBanc Capital Markets Inc. will act as joint lead bookrunning managers. Piper Sandler & Co. and Needham & Company LLC will act as co-managers.
This proposed offering will be made only by means of a prospectus. Copies of the preliminary prospectus, when available, may be obtained from: Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014; Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, collect telephone: 1-212-834-4533, or by emailing at prospectus-eq_fi@jpmchase.com; or KeyBanc Capital Markets, Attention: Prospectus Delivery Department, 127 Public Square, 4th Floor, Cleveland, Ohio 44114, via telephone: 1-800-859-1783.
A registration statement on Form S-1 relating to the proposed sale of these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The registration statement can be accessed through the SEC's website at www.sec.gov. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
About Semrush
Semrush is a leading online visibility management SaaS platform that enables businesses globally to run search engine optimization, pay-per-click, content, social media and competitive research campaigns and get measurable results from online marketing. Semrush offers insights and solutions for companies to build, manage, and measure campaigns across various marketing channels. Semrush, with over 79,000 paying customers, is headquartered in Boston and has offices in Pennsylvania, Texas, Czech Republic, Cyprus, Poland and Russia.
Forward-Looking Statements
This press release contains forward-looking statements. Forward-looking statements include all statements that are not historical facts. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include any statements regarding Semrush’s proposed offering. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under “Risk Factors” in Semrush’s registration statement relating to the offering. Except as required by law, Semrush has no obligation to update any of these forward-looking statements to conform these statements to actual results or revised expectations.

Contacts
Media Contacts:
Semrush PR
Jana Garanko
y.qaranko@semrush.com
EM
Tom Kiehn
kiehn@em-comms.com
+1 (646) 384-3361
Semrush Investor Relations:
Bob Gujavarty
bobby.guiavarty@semrush.com
Learn more about Semrush by visiting:
www.semrush.com